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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2003

ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10500 W. 153rd Street, Orland Park, Illinois 60462 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (708) 349-3300

None
(Former name or former address, if changed since last report.)

Item 5. Other Events

        On February 17, 2003, Andrew Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Andrew, Adirondacks, Inc., a Delaware corporation and a wholly-owned subsidiary of Andrew Corporation, and Allen Telecom Inc., a Delaware corporation. Pursuant to the Merger Agreement, Allen Telecom will be merged with and into Adirondacks with Adirondacks continuing as the surviving corporation and a wholly-owned subsidiary of Andrew Corporation. A copy of the Merger Agreement is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits.

99.1	Agreement and Plan of Merger, dated as of February 17, 2003, by and among Andrew Corporation, Adirondacks, Inc. and Allen Telecom Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: February 26, 2003	By:	/s/ CHARLES R. NICHOLAS Charles R. Nicholas Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Agreement and Plan of Merger, dated as of February 17, 2003, by and among Andrew Corporation, Adirondacks, Inc. and Allen Telecom Inc.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX